UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
The Kroger Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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1014 Vine Street, Cincinnati Ohio, 45202

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2008 ANNUAL
MEETING OF SHAREHOLDERS OF THE KROGER CO. TO BE HELD ON THURSDAY, JUNE 26, 2008.

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/kr

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 11, 2008 to facilitate timely delivery.

Dear Shareholder of The Kroger Co.:

        The 2008 annual meeting of shareholders of The Kroger Co. will be held at the MUSIC HALL BALLROOM, MUSIC HALL, 1241 Elm Street, Cincinnati, Ohio, on June 26, 2008, at 11 A.M., E.T., for the following purposes:

  1.
  To elect the directors for the ensuing year;

  2.
  To consider, act upon, and approve the 2008 Long-Term Incentive and Cash Bonus Plan;

  3.
  To consider and act upon a proposal to ratify the selection of independent auditors for the year 2008;

  4.
  To act upon a shareholder proposal regarding climate change, if properly presented at the annual meeting;

  5.
  To act upon a shareholder proposal regarding suppliers' poultry slaughter methods, if properly presented at the annual meeting;

  6.
  To act upon a shareholder proposal regarding cage-free eggs, if properly presented at the annual meeting;

  7.
  To act upon a shareholder proposal regarding toxic chemicals in products, if properly presented at the annual meeting;

  8.
  To act upon a shareholder proposal regarding executive compensation, if properly presented at the annual meeting; and

  9.
  To transact such other business as may properly be brought before the meeting.

The Board recommends a vote "FOR" items 1, 2 and 3.
The Board recommends a vote "AGAINST" items 4, 5, 6, 7 and 8.

The Board of Directors has fixed the close of business on April 28, 2008 as the record date for the determination of shareholders entitled to receive notice and to vote at the annual meeting or any adjournment(s) thereof.

CONTROL NUMBER
To receive directions to the annual meeting please call 513-762-1220.
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF THE KROGER CO. TO BE HELD ON JUNE 26, 2008.

This communication provides only a brief overview of the matters to be voted on at the annual meeting of shareholders of The Kroger Co. A complete set of proxy materials which include: notice of meeting, proxy statement, annual report, proxy card and access to the proxy voting site are available to you on the internet. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

The Company's proxy statement, annual report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/kr

        To receive a paper copy of these documents, you must request them. Such documents will be provided to you at no charge. To ensure that you receive a copy of these materials prior to the annual meeting of shareholders of The Kroger Co., please be sure to request the materials on or before June 11, 2008.

You can request a paper copy of the proxy materials in one of three ways:

1.
By calling 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688);

2.
By sending an email to: shrrelations@bnymellon.com; or

3.
By logging onto: http://bnymellon.mobular.net/bnymellon/kr

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for The Kroger Co. are available to review at:

http://bnymellon.mobular.net/bnymellon/kr

Have this notice available when you request a paper copy of the proxy materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the internet to vote your shares. Have this card in hand when you access the above website.
On the top right hand side of the website click on "Vote Now" to access the electronic proxy card and vote your shares.

ADMISSION TICKET
If you plan to attend the annual meeting of shareholders, please bring this notice with you as it serves as your admission ticket. This ticket admits only the shareholder(s) listed on the reverse side and is not transferable.